                                                                   EXHIBIT 10.18

             ______________________________________________________

                              INVESTMENT AGREEMENT

                                     Among

                           JFAX COMMUNICATIONS, INC.

                                  JENS MULLER

                                      and

                                 JOHN F. RIELEY

                             (collectively, Seller)

                                      and

                                 BOARDRUSH LLC

                                  ("Borrower")

                                      and

                         ORCHARD/JFAX INVESTORS, L.L.C.

                                      and

                               RICHARD S. RESSLER

                             (collectively, Buyer)
             ______________________________________________________


                                 March 14, 1997


             ______________________________________________________

                             INVESTMENT AGREEMENT

     This Investment Agreement (the "Agreement") is entered into as of March 14, 1997, and is effective as of March 17, 1997 (the "Effective Date"), by and between JFAX Communications, Inc., a Delaware corporation ("JFAX"), Jens Muller ("Muller") and John F. Rieley ("Rieley") (unless the context otherwise requires, JFAX, Muller and Rieley are collectively referred to herein as "Seller"), Boardrush LLC , a New York limited liability company ("Borrower"), and Orchard/JFAX Investors, L.L.C., a Delaware limited liability company ("Orchard L.L.C.") and Richard S. Ressler ("Ressler") (unless the context otherwise requires, Orchard L.L.C. and Ressler are collectively referred to herein as "Buyer"). Certain capitalized terms used herein are defined in
Section 10.1 and the locations of the definitions of certain other capitalized terms are set forth in Section 10.2. As used in this Agreement, except as the context may otherwise require, references to JFAX or to Orchard L.L.C. shall include their respective Subsidiaries (as defined in Section 10.1).


                                   BACKGROUND

     Buyer wishes to subscribe to shares of the common stock of JFAX in an amount that will represent a majority of the common stock of JFAX on a fully diluted basis. Borrower wishes to make a secured non-recourse borrowing from JFAX. JFAX, Muller and Rieley wish to facilitate Buyer's investment in JFAX and to achieve the other benefits of this Agreement.

     The parties acknowledge that this Agreement and the agreements attached as exhibits hereto collectively constitute the agreements necessary to accomplish the transactions contemplated by this Agreement and are parts of an integrated arrangement between the parties with respect to the transactions and certain other relationships between the parties.

     In consideration of the premises and of the mutual agreements, representations, warranties and covenants hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE I

                            INVESTMENT TRANSACTIONS

     SECTION 1.1 Purchase and Sale of Shares   Subject to the terms and
                 ---------------------------
conditions herein set forth, JFAX shall issue and sell, and Orchard L.L.C. shall purchase, an aggregate of two thousand-twelve (2,012) shares (the "Shares") of the common stock of JFAX, at a purchase price of $3,851.89 per share, for a total consideration of $7,750,000 payable in immediately available funds by Orchard L.L.C. to JFAX.

     SECTION 1.2  Loan by JFAX to Borrower.  Subject to the terms and conditions
                  ------------------------
herein set forth, JFAX shall purchase from Borrower a promissory note issued by Borrower, in the initial principal amount of $2,250,000, for the purchase price of $2,250,000 payable by JFAX to Borrower. Such note is herein called the "Note" or the "Notes". The Notes will be issued pursuant to the Note Agreement (as hereinafter defined) and will mature on March ___, 2004, and will bear interest at the rate of 6.32% per annum, payable monthly as provided in the Notes. The Notes will be available in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes will be non-recourse to Borrower, but the performance of the Notes will be secured by a pledge by Borrower of not less than five hundred-eighty-five (585) shares of JFAX common stock, such number to be subject to customary anti-dilution adjustments, owned by Borrower, to be pledged and delivered to Sullivan & Cromwell as the initial pledge agent, pursuant to a pledge and security agreement (the "Pledge Agreement") in the form previously negotiated by the parties. The Notes will be subject to mandatory prepayment by Borrower at such time as the common stock of JFAX becomes publicly traded and Borrower, Muller and their Affiliates sell, whether in an initial public offering or otherwise, at least $4,000,000 of the JFAX common stock. In case the JFAX common stock does not become publicly traded, Borrower may elect to effect repayment of the Notes by extending the Consulting Agreement (as defined below) for an additional 5-year term, subject to certain conditions as provided therein and in the Note Agreement.

     SECTION 1.3  Consultancy Arrangements.  At the Closing, Borrower shall
                  ------------------------
enter into a Consulting Agreement (as defined below) with JFAX, in which Borrower will agree to provide the consulting services of Rieley and Muller to JFAX. The initial term of each such Consulting Agreement shall be for two years and, subject to certain conditions as provided therein and in the Note Agreement, may be extended by Borrower for an additional five years.

     SECTION 1.4  Other Agreements.  At the Closing, Seller, Borrower and Buyer
                  ----------------
(or certain of them, as applicable) shall enter into the note agreement, which includes the form of Note ("Note Agreement"), the Pledge Agreement, the consulting agreement ("Consulting Agreement") and the registration rights agreement ("Registration Rights Agreement") in the form previously negotiated by the parties.

     SECTION 1.5  Closing.  Subject to the terms and conditions of this
                  -------
Agreement, the consummation of the transactions contemplated by Section 1.1 and
Section 1.2 (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the "Closing Date"). The Closing shall take place at the offices of Sullivan & Cromwell in Los Angeles (or at such other place as the parties mutually agree).

     SECTION 1.6  Actions at the Closing.  At the Closing, (i) JFAX shall
                  ----------------------
deliver the Shares to Orchard L.L.C. and Orchard L.L.C. deliver the purchase price thereof to JFAX in accordance with the provisions of Section 1.1, (ii) Borrower shall deliver the Note issued by it to JFAX and JFAX shall deliver the purchase price thereof to Borrower, and (iii) Buyer, Borrower and Seller shall take such actions and execute and deliver such agreements, receipts and other instruments and documents as are necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms, including without limitation the following:

          (a) At the Closing, Seller shall deliver to Buyer the documents set forth in Article VI of this Agreement.

          (b) At the Closing, Buyer shall deliver to Seller the documents set forth in Article VII of this Agreement.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Each representation and warranty set forth below is qualified by the exceptions or disclosures applicable thereto and set forth in the Seller Disclosure Schedule, a copy of which is attached hereto (collectively, the "Seller Disclosure Schedule"). Each Seller represents and warrants to each Buyer as follows:

     SECTION 2.1  Organization of JFAX.  JFAX is a corporation duly formed and
                  --------------------
validly existing under the laws of the State of Delaware and has full corporate power and authority and legal right to own and operate its assets (herein sometimes called the "Assets") and to carry on its business (herein sometimes called the "Business") as presently conducted, to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by JFAX pursuant hereto, and to consummate the transactions contemplated hereby and thereby. JFAX has no subsidiaries. JFAX has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of a failure to be so qualified in any such jurisdiction. Attached hereto as Schedule 2.1 are true, correct and complete copies of the certificate of incorporation and by-laws of JFAX, as amended and currently in effect, and any other agreements or instruments defining the rights of JFAX shareholders.

     SECTION 2.2  Authority of JFAX.  The execution and delivery of this
                  -----------------
Agreement (and all other agreements and instruments contemplated hereunder) by JFAX, the performance by JFAX of its obligations hereunder and thereunder, and the consummation by JFAX of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by the Board of Directors of JFAX, and no other act or proceeding on the part of or on behalf of JFAX or any of JFAX's shareholders is necessary to approve the execution and delivery of this Agreement and such other agreements and instruments by JFAX, the performance by JFAX of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby by JFAX. The signatory officers of JFAX have the power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by JFAX pursuant hereto, to consummate the transactions hereby and thereby contemplated and to take all other actions required to be taken by JFAX pursuant to the provisions hereof and thereof.

     SECTION 2.3  Execution and Binding Effect.  This Agreement has been duly
                  ----------------------------
and validly executed and delivered by Seller and constitutes, and the other agreements and instruments to be executed and delivered by Seller pursuant hereto, upon their execution and delivery by Seller will constitute (assuming, in each case, the due and valid authorization, execution and delivery thereof by Buyer), legal, valid and binding agreements of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, or other laws affecting the enforcement of creditors' rights generally or provisions limiting competition, and by equitable principles.

     SECTION 2.4  Consents and Approvals of Governmental Entities. There is no
                  -----------------------------------------------
requirement applicable to Seller to make any filing, declaration or registration with, or to obtain any permit, authorization, consent or approval of, any Governmental Entity (as defined in Section 10.1) as a condition to the lawful consummation by Seller of the transactions contemplated by this Agreement and the other agreements and instruments to be executed and delivered by Seller, except for such filings the failure of which to make would not have a material adverse effect on the business of JFAX or on the transactions contemplated hereby.

     SECTION 2.5  No Violation.  Neither the execution, delivery and performance
                  ------------
of this Agreement and all of the other agreements and instruments to be executed and delivered pursuant hereto, nor the consummation of the transactions contemplated hereby or thereby, will, with or without the passage of time or the delivery of notice or both, (a) conflict with, violate or result in any breach of the terms, conditions or provisions of the certificate of incorporation or bylaws of JFAX, (b) conflict with or result in a violation or breach of, or constitute a default or require consent of any Person (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease or other instrument or obligation to which Seller is a party or by which Seller or any of the properties or assets of Seller may be bound, where such conflict, violation, breach, default or consent would have a material adverse effect on the business of JFAX or on the transactions contemplated hereby or (c) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any Governmental Entity applicable to Seller or by which any properties or assets of Seller may be bound, where such violation would have a material adverse effect on the business of JFAX or on the transactions contemplated hereby.

     SECTION 2.6  Software, Etc..
                  --------------

          (a) The software listed on Schedule 2.6(a) contains all of the software (the "Software" or "software") that comprises the JFAX products or that supports the services provided by JFAX to its customers. Such services include principally the e-mail accessing of phone mail and fax messages, and the provision of other computer telephony services to individuals or businesses (the "Services"). Such listing includes each of the software modules ("Modules") of JFAX, and such listing is subdivided by the software components that comprise the JFAX software..

          (b) To Seller's knowledge, JFAX holds valid title, license to or leasehold interest in all of the Software, Products, Tools and Intellectual Property, free and clear of any mortgages, pledges, liens, security interests, encumbrances, charges or other claims of third parties of any kind (collectively, "Liens"), other than non-exclusive licenses to use the Products granted by Seller to end-users in the ordinary course of business; provided, however, with respect to Software written by or at the direction of JFAX, this representation and warranty shall not be limited to knowledge. For purposes of this Agreement, the terms Products, Tools and Intellectual Property shall be defined in Section 10.1.

          (c) Except for end-user, nonexclusive licenses listed in the Seller Disclosure Schedule, Seller has not granted to any Person or entity, and to Seller's knowledge, no Person or entity, other than Seller, holds any rights in, or licenses, or rights to acquire licenses, to produce, distribute, license, sublicense, sell, use in development or otherwise use, any of the Software,

Products, Tools or Intellectual Property.  Schedule 2.6(c), together with
Schedule 2.6(a), lists all the Software, Products, Tools and Intellectual Property of JFAX.

          (d) To the knowledge of Seller, the software of JFAX as listed on
Schedule 2.6(a) includes software that is sufficient, in all material respects, to run the products/services of JFAX as currently conducted by the existing management of JFAX.

     SECTION 2.7 Capitalization of JFAX.
                 ----------------------

          (a) As of the date hereof, JFAX has 100,000 shares of capital stock authorized, consisting of 100,000 shares of common stock, par value $.01 per share (the "JFAX common stock"), of which 1,513 shares are issued, including 1,513 shares outstanding and no shares held as treasury stock (no other class of capital stock being authorized).

          (b) As of the date hereof, except as set forth on the Seller Disclosure Schedule, JFAX does not have any shares of its capital stock reserved for issuance, any outstanding option, call or commitment relating to shares of its capital stock or any outstanding securities, obligations or agreements convertible into or exchangeable for, or giving any person any right (including, without limitation, pre-emptive rights) to subscribe for or acquire from it, any shares of its capital stock (collectively, "Rights"), except for the Rights granted herein to Buyer.

          (c) Schedule 2.7(c) sets forth a listing of all the shareholders and all the holders of Rights of JFAX together with the number of shares held by each of them, or the number of shares subject to Rights held by each of them, as of the date hereof.

     SECTION 2.8  Intellectual Property.  To Seller's knowledge, JFAX does not
                  ---------------------
infringe any United States or foreign trade name, trademark, copyright, trade secret, patent (including any process patent) or any other intellectual property right of any Person. To Seller's knowledge, there is no pending or threatened claim by Seller against any Person, or by any Person against Seller, for infringement, misuse or misappropriation of any Intellectual Property. To Seller's knowledge, Seller is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright, trade secret or other intellectual property rights, with respect to the use thereof or in connection with the business of JFAX. To Seller's knowledge, all of the Intellectual Property is owned by JFAX free and clear of any rights or claims of any present or former employees, consultants, officers and directors of JFAX or other Persons.

     SECTION 2.9  Litigation; Other Claims.
                  ------------------------

          (a) There are no claims, actions, suits, inquiries, proceedings or investigations against Seller which are currently pending or, to Seller's knowledge, threatened, at law or in equity or before or by any Governmental Entity which could materially affect the Business of JFAX or Seller's ability to consummate the transactions contemplated hereby.

          (b) There are no pending claims or, to Seller's knowledge, material liabilities under any product liability, breach of warranty or maintenance claim, express or implied, arising out of or relating to any defect or damage, or alleged defect or damage, in engineering, development, design, programming, tooling, manufacturing, installation, packaging, shipping or provision of any Service, Product, Software or Intellectual Property of the Business.

     SECTION 2.10 Validity of Securities, Etc.
                  ---------------------------

          (a) All of the outstanding shares of capital stock of JFAX have been duly authorized and are duly issued and fully paid and non-assessable, and were not issued in violation of any pre-emptive or similar rights.

          (b) The Shares have been duly authorized and are duly issued and fully paid and non-assessable, and are not issued in violation of any pre-emptive or similar rights.

          (c) Neither Seller, nor any person acting on its behalf (other than Buyer, as to which Seller makes no representation), has offered or sold the any of the above-mentioned securities (collectively, the "Securities") by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the "Securities Act").

          (d) Borrower is a limited liability company duly formed and validly existing under the laws of New York, and has full power and authority and the legal right to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by it pursuant hereto, and to consummate the transactions contemplated hereby and thereby. This Agreement, the Note Agreement, the Notes and the Pledge Agreement have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     SECTION 2.11  Brokers and Finders.  Except as set forth in Schedule 2.11,
                   -------------------
neither Seller nor any of Seller's officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fee, commission or finders fee in connection with the transactions contemplated by this Agreement.

     SECTION 2.12 Certain Disclosures.  Seller has reviewed the disclosures set
                  -------------------
forth in the Seller Disclosure Schedule relating to subsections (a) through (f) below and, based on that review, to the knowledge of Seller, such disclosures provide a complete listing or a fair summary of the items called for, in all material respects:

          (a) Insurance.  Schedule 2.12(a) sets forth a current listing of the
              ---------
insurance policies of the JFAX business.

          (b) Chronology.  Schedule 2.12(b) sets forth a chronology of the
              ----------
development of the JFAX business since its inception including current plans for the business.

          (c) Enhancements.  Schedule 2.12(c) sets forth a listing of all
              ------------
current enhancements that are planned or being worked on for the Software of the JFAX product.

          (d) Cash Balance and Liabilities.  Schedule 2.12(d) sets forth the
              ----------------------------
cash balance of JFAX in its bank account as of March 13, 1997, and there has been no material reduction in such cash balance through the date hereof, and further sets forth all the liabilities of JFAX, whether absolute, contingent, accrued or otherwise, as of the date hereof ; provided, however, that such schedule may omit liabilities up to $50,000 in the aggregate and may further omit liabilities arising under the provisions of, and ascertainable by a review of, the contracts listed on Schedule 2.12(e) below or the other contracts listed elsewhere on the Seller Disclosure Schedule.

          (e) Contracts and Negotiations.  Schedule 2.12(e) sets forth a listing
              --------------------------
of all the material agreements, commitments, licenses and other contracts of JFAX, whether written or oral, including forms of such contracts in cases where no individual contract is material but the aggregate of all similar contracts is material. Such schedule further lists all pending negotiations of JFAX which, if consummated, would lead to such a material contract. Seller has provided to buyer correct and complete copies of each of such contracts or summaries thereof in the case of oral contracts.

          (f) Notarized Documents.  Schedule 2.12(f) sets forth copies of three
              -------------------
notarized documents prepared by JFAX that describe "fields of invention," "summary of invention" and "brief description of drawings" of the JFAX services/products.


                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Each Buyer represents and warrants to each Seller as follows:

     SECTION 3.1  Organization of Orchard L.L.C..  Orchard L.L.C. is a limited
                  ------------------------------
liability company duly formed and validly existing under the laws of Delaware, and has full power and authority and the legal right to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Orchard L.L.C. pursuant hereto, and to consummate the transactions contemplated hereby and thereby.

     SECTION 3.2  Authority of Orchard L.L.C..  The execution and delivery of
                  ---------------------------
this Agreement (and all other agreements and instruments contemplated hereunder) by Orchard L.L.C., the performance by Orchard L.L.C. of its obligations hereunder and thereunder, and the consummation by Orchard L.L.C. of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by the Manager of Orchard L.L.C., and no other act or proceeding on the part of Orchard L.L.C. or its Members is necessary to approve the execution and delivery of this Agreement and such other agreements and instruments by Orchard L.L.C., the performance by Orchard L.L.C. of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby by Orchard L.L.C.. The signatory officers of the Manager of Orchard L.L.C. have the power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Orchard L.L.C. pursuant hereto, to consummate the transactions hereby and thereby contemplated and to take all other actions required to be taken by Orchard L.L.C. pursuant to the provisions hereof and thereof.

     SECTION 3.3  Execution and Binding Effect.  This Agreement has been duly
                  ----------------------------
and validly executed and delivered by Buyer and constitutes, and the other agreements and instruments to be executed and delivered by Buyer pursuant hereto, upon their execution and delivery by Buyer, will constitute (assuming, in each case, the due and valid authorization, execution and delivery thereof by Seller), legal, valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, or other laws affecting the enforcement of creditors' rights generally or provisions limiting competition, and by equitable principles.

     SECTION 3.4  Consent and Approvals.  There is no requirement applicable to
                  ---------------------
Buyer to make any filing, declaration or registration with, or to obtain any permit, authorization, consent or approval of, any Governmental Entity as a condition to the lawful consummation by Buyer of the transactions contemplated by this Agreement and the other agreements and instruments to be executed and delivered by Buyer pursuant hereto, except for such filings referred to in the Seller Disclosure Schedule and such filings the failure of which to make would not have a material adverse effect on the transactions contemplated hereby.

     SECTION 3.5  No Violation.  Neither the execution, delivery and performance
                  ------------
of this Agreement and all of the other agreements and instruments to be executed and delivered pursuant hereto, nor the consummation of the transactions contemplated hereby or thereby, will, with or without the passage of time or the delivery of notice or both, (a) conflict with, violate or result in any breach of the terms, conditions or provisions of the Certificate of Formation or the Limited Liability Company Agreement of Orchard L.L.C., (b) conflict with or result in a violation or breach of, or constitute a default or require consent of any Person (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound, where such conflict, violation, breach, default or consent would have a material adverse effect on the business of Buyer or on the transactions contemplated hereby, or (c) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any Governmental Entity applicable to Buyer or by which any of its properties or assets may be bound, where such violation would have a material adverse effect on the business of Buyer or on the transactions contemplated hereby.

     SECTION 3.6  Brokers and Finders.  Neither Buyer nor any of Buyer's
                  -------------------
officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fee, commission or finders fee in connection with the transactions contemplated by this Agreement.

     SECTION 3.7  Litigation; Other Claims. There are no claims, actions, suits,
                  ------------------------
inquiries, proceedings or investigations against Buyer which are currently pending or, to Buyer's knowledge, threatened, at law or in equity or before or by any Governmental Entity which could materially affect Buyer's ability to consummate the transactions contemplated hereby.

     SECTION 3.8  Financing. Orchard L.L.C. has available to it sufficient cash
                  ---------
necessary to pay the purchase price of the transactions contemplated in Section
1.1 and such funds are not necessary to operate the business of Orchard L.L.C. in the ordinary course of business.

     SECTION 3.9  Securities Laws.  Buyer represents and warrants to, and agrees
                  ---------------
with, Seller that:

          (a) The Shares are not, as of the date of this Agreement, registered under the Securities Act or any state securities laws; it understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Agreement; and it understands that the Shares will bear a legend to that effect.

          (b) With respect to this transaction, it is an accredited investor within the meaning of Regulation D under the Securities Act, and it has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it by Seller and other sources including this Agreement to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

          (c) It is acquiring the Shares solely for its own account for investment and not with a view to resale or distribution thereof except pursuant to registration under the Securities Act or pursuant to an applicable exemption therefrom.


                                   ARTICLE IV

                                   COVENANTS

     SECTION 4.1  Access to Information, Etc.  At all times following the
                  ---------------------------
Closing, each party shall provide the other party (at such other party's expense) with such reasonable assistance, including the provision of available relevant records or other information and reasonable access to and cooperation of any personnel within their employ, as may be reasonable requested by either of them in connection with the preparation of any financial statement or tax return, or any audit or examination by any taxing authority, or any judicial or administrative proceeding.

     SECTION 4.2  Third Party Consents.  Seller and Buyer shall use commercially
                  --------------------
reasonable efforts to obtain, within the applicable time periods required, all waivers, permits, consents and approvals and to effect all registrations, filings and notices with or to third parties or Governmental Entities which are necessary to consummate the transactions contemplated by this Agreement. Seller and Buyer agree that obtaining any or all of such consents shall not be a condition to either Seller or Buyer's obligations under this Agreement, except in the case of consents required from Governmental Entities. Seller and Buyer agree to cooperate to resolve any objections raised by any third party. Seller and Buyer also agree that any costs or liabilities arising out of the failure to obtain any such consent shall be shared equally by Buyer and Seller.

     SECTION 4.3  Reasonable Efforts.  The parties shall use commercially
                  ------------------
reasonable efforts to cause to be performed all of the matters required of each of them at the Closing, or subsequent thereto pursuant to the provisions of this Agreement.

     SECTION 4.4 Shares to Represent Majority of JFAX Common Stock.  It is the
                 -------------------------------------------------
intention of the parties that upon the purchase of the Shares pursuant to
Section 1.1 hereof, and based on the representation and warranty of the Seller in Section 2.7, Buyer will acquire, on a fully-diluted basis, a majority of the shares of the JFAX common stock, effective as of the Closing Date, and after giving effect to such transaction. If the Shares should fail to represent such majority, due to, for example, certain shares of the JFAX common stock or certain Rights being overlooked, resulting in Buyer failing to achieve at the Closing a majority ownership position, on a fully-diluted basis, in JFAX, then Buyer shall be entitled to delivery by JFAX of additional shares of JFAX common stock, without further consideration, in a number sufficient to remedy any such shortfall.

     SECTION 4.5  Public Announcements.  The parties shall keep the proposed
                  --------------------
transactions and agreements (including drafts of such agreements) strictly secret and confidential until such time as they mutually agree that a public announcement shall be made, provided that if in the written opinion of counsel for either of Buyer or Seller public disclosure is required under the federal securities laws, then the consent of the other party shall not be required. The parties shall consult with each other and use all reasonable efforts to agree on the content and manner of any disclosure permitted or required under this section.


                                   ARTICLE V

                        RIGHT OF FIRST NEGOTIATION, ETC.

          SECTION 5.1  Right of First Negotiation.  During the period from the
                       --------------------------
date hereof and until the common stock of JFAX is publicly traded, if either Rieley or Muller wishes to sell any of his JFAX shares, he shall first give written notice, stating the number of shares proposed to be sold and indicating generally the desired terms for their sale, to JFAX, and during the next 10 business days JFAX shall have the exclusive right of first negotiation with Rieley or Muller (as the case may be) (the "Transferor"). If Transferor and JFAX reach an agreement as to the proposed disposition of any of Transferor's shares in JFAX within such 10 business days period, then the transaction will proceed according to their agreement. If however, they are unable to reach such an agreement within such period, then Transferor shall be free to dispose of the shares that were the subject of such negotiation on terms, including price, that are more favorable to Transferor than the most favorable offer (if any) made by JFAX and available for acceptance by Transferor at the completion of the exclusive period of negotiations. Such right of disposition on the part of Transferor shall expire 45 business days after the end of the exclusive negotiation period. The shares not disposed of by Transferor during such 45 business day period, in a manner consistent with the foregoing requirements (i.e., terms more favorable), shall not thereafter be available for sale or
 - -
other disposition by Transferor except by complying again with the provisions of this Section 5.1. However, the foregoing right of first negotiation shall not be applicable to up to seventy (70) shares of the JFAX common stock that may be disposed of by Reiley and Muller without complying with these provisions. Also, the shares of JFAX common stock owned by Reiley or Muller for purposes of this
Section 5.1 shall consist of the JFAX shares that are beneficially owned by Reiley or Muller, respectively, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

          SECTION 5.2 Certain Voting Provisions.  So long as the JFAX common
                      -------------------------
stock is not publicly traded, and Rieley and Muller jointly hold directly or indirectly 10% or more of the common stock of JFAX, Buyer shall designate or vote for each of Rieley and Muller, or a designee of Rieley and/or Muller reasonably acceptable to Buyer, as board members of JFAX, and Rieley and/or Muller (either jointly, or separately so long as each person exercising the veto himself owns directly or indirectly 10% or more of the common stock of JFAX) shall have the right to veto (1) any transaction (other than ordinary course reimbursement of the pass-through of third-party expenses) between JFAX or any affiliate thereof on the one hand, and Buyer and any direct or indirect affiliate thereof on the other hand, (2) any merger, acquisition, sale or pledge (except in connection with the bonafide extension of credit for the benefit of JFAX) of substantially all of JFAX's assets, and (3) any other transaction the effect of which would be to dilute the direct or indirect ownership of Rieley and/or Muller in JFAX in a manner disproportionate to any dilution of Buyer (or any affiliates of Buyer holding JFAX stock). For purposes of this provision, any entity, 10% or more of the equity ownership interests of which is directly or indirectly owned or controlled by, or under common control with, Buyer shall be deemed to be an affiliate of Buyer, and otherwise the term affiliate shall have the meaning set forth in Section 10.1.


                                  ARTICLE VI

             CONDITIONS TO BUYER'S OBLIGATIONS; CLOSING DOCUMENTS

          SECTION 6.1 Buyer's Closing Condition: Representations and Warranties
                      ---------------------------------------------------------
True;  Performance; Certificate.  The obligations of Buyer are subject to the
-------------------------------
fulfillment, prior to or on the date hereof, of each of the following conditions, all or any of which may be waived by Buyer in writing, except as otherwise provided by law:

          (a) The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date hereof.

          (b) Seller shall have performed and complied with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the date hereof.

          (c) No preliminary or permanent injunction or other order shall have been issued by any Governmental Entity, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any Governmental Entity which prevents the consummation of the transactions contemplated by this Agreement.

          (d) Seller shall have delivered a certificate, dated as of the date hereof, signed and verified by Seller, or in the case of JFAX, by an officer of JFAX on behalf of JFAX and solely in his or her capacity as an officer of JFAX, certifying to the matters set forth in Section 6.1(a)-(c).

          (e) Each of JFAX, Borrower, Rieley and Muller shall have executed and delivered each of the agreements to which he or it is intended to be a party, as contemplated herein, and such agreements shall remain in full force and effect.

          (f) Seller shall have delivered to Buyer an opinion, dated the date hereof, of Curtis, Mallet-Prevost, Colt & Mosle, counsel to Seller.

          (g) The persons designated by Buyer (up to three in number), being Mr. Richard S. Ressler, Mr. David Robb and Mr. Zohar Loshitzer, shall have been elected to the Board of Directors of JFAX and shall represent a majority of the Directors of JFAX.


                                  ARTICLE VII

             CONDITIONS TO SELLER'S OBLIGATIONS; CLOSING DOCUMENTS


          SECTION 7.1  Seller's Closing Condition: Representations and
                       -----------------------------------------------
Warranties True;  Performance; Certificate.  The obligations of Seller are
------------------------------------------
subject to the fulfillment, prior to or on the date hereof, of each of the following conditions, all or any of which may be waived by Seller in writing, except as otherwise provided by law:

          (a) The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the date hereof.

          (b) Buyer shall have performed and complied with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the date hereof.

          (c) No preliminary or permanent injunction or other order shall have been issued by any Governmental Entity, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any Governmental Entity which prevents the consummation of the transactions contemplated by this Agreement.

          (d) Buyer shall have delivered a certificate, dated as of the date hereof, signed and verified by Buyer, or in the case of Orchard L.L.C., by an officer of the Manager of Orchard L.L.C. on behalf of Orchard L.L.C. and solely in his or her capacity as an officer of the Manager of Orchard L.L.C., certifying to the matters set forth in Sections 7.1(a)-(c).

          (e) Buyer shall have executed and delivered each of the agreements to which he or it is intended to be a party as contemplated herein, and such agreements shall remain in full force and effect.

          (f) Buyer shall have delivered to Seller an opinion, dated the date hereof, of Sullivan & Cromwell, counsel to Buyer.

          (g) Loans from Muller and Rieley to JFAX in the amount of $138,424.19 shall have been repaid at the Closing.

                                  ARTICLE VIII

                                INDEMNIFICATION

     SECTION 8.1  Survival of Representations and Warranties.  The
                  ------------------------------------------
representations and warranties of Seller in Article II and Buyer in Article III shall survive until April 30, 1998, and shall thereafter automatically expire, except with respect to any prior breaches thereof as to which a Claim (as defined below) has been given, specifying the nature and basis of the Claim in reasonable detail, on or prior to such date. However, this provision shall not apply to the representations and warranties in Sections 2.3, 2.7, 2.10, 3.3 and
3.9 which shall survive without contractual time limit.

     SECTION 8.2  Indemnification by Seller.  Seller shall indemnify and hold
                  -------------------------
harmless Buyer and its affiliates and each of their officers, directors, employees, agents, successors and assigns ("Buyer Indemnitees") for any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses and interest on the amount of any Loss from the date suffered or incurred) (a "Loss") arising out of, resulting from or caused by any inaccuracy or misrepresentation in or breach of any of the representations or warranties made by or covenants or agreements of Seller contained in this Agreement. However, for purposes of such indemnification by Seller, the liability of Muller and Rieley, taken together, shall be limited to 62% of any aggregate liability of Seller pursuant to this provision, and such liability of Muller and Rieley when taken together shall be further limited so as not to exceed the sum of $1.395 million. The liability of JFAX as a Seller shall be limited to $7.75 million, the purchase price paid for the Shares.

     SECTION 8.3  Indemnification by Buyer.  Buyer shall indemnify and hold
                  ------------------------
harmless Seller and its affiliates and each of their officers, directors, employees, agents, successors and assigns ("Seller Indemnitees") for any and all Losses arising out of or resulting from any inaccuracy or misrepresentation in or breach of any of the representations or warranties made by or covenants or agreements of Buyer contained in this Agreement.

     SECTION 8.4  Indemnification Procedure.
                  -------------------------

          (a) Whenever any Loss shall be asserted against or incurred by a Buyer Indemnitee or Seller Indemnitee (the "Indemnified Party"), the Indemnified Party shall with reasonable promptness give written notice thereof (a "Claim") to Seller or Buyer, respectively (the "Indemnifying Party"). The Indemnified Party shall furnish to the Indemnifying Party in reasonable detail such information as the Indemnified Party may have with respect to the Claim (including in any case copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). The failure to give such notice with reasonable promptness shall not relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless the Indemnifying Party is irreparably harmed by such failure.

          (b) If the Claim is based on a claim of a third party, the Indemnifying Party shall, at its expense, undertake the defense of such Claim with attorneys of its own choosing reasonably satisfactory to the Indemnified Party. In the event the Indemnifying Party, within a reasonable time after receiving notice of a Claim from the Indemnified Party, fails to defend the Claim, the Indemnified Party may, at the Indemnifying Party's expense, undertake the defense of the Claim and may compromise or settle the Claim, all for the account of the Indemnifying Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such Claim, the Indemnifying Party shall not be liable to the Indemnified Party under this
Section 8.4 for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, except for such expenses incurred in connection with cooperation with, or at the request of, the Indemnifying Party; provided, however, that the Indemnified Party shall have the right to employ counsel to represent it if, in the Indemnified Party's reasonable judgment, based upon the advice of counsel, it is advisable, in light of the separate interests of the Indemnified Party and the Indemnifying Party, for the Indemnified Party to be represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Indemnifying Party.

          (c) The Indemnifying Party shall not consent to entry of any judgment, except with the consent of the Indemnified Party given in its sole discretion, or enter into any settlement, except with the consent of the Indemnified Party, which such consent shall not be unreasonably withheld or delayed. In the event the Indemnified Party refuses to consent to the entry of a judgment or a settlement for which Indemnifying Party is solely and entirely responsible and has indicated its sole and entire responsibility in writing to the Indemnified Party, following such refusal, the liability of the Indemnifying Party to the Indemnified Party will be fixed at the amount of any money damages provided in the proposed judgment or settlement.


                                   ARTICLE IX

                     [This Article Intentionally Omitted.]



                                   ARTICLE X

                                  DEFINITIONS

     SECTION 10.1  Certain Definitions.  As used in this Agreement, the
                   -------------------
following terms shall have the following respective meanings:

     "Affiliate" or "affiliate" shall mean any Person controlling, controlled by or under common control, with the relevant Person.

     "Governmental Entity" shall mean any court, or any Federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality (domestic or foreign).

     "Intellectual Property" shall mean:

          (i) The copyright registrations, trademarks, service marks, and trade names of JFAX, together with all associated goodwill; and

          (ii) Any and all design and code documentation, methodologies, processes, trade secrets, copyrights, design information, product information, technology, formulae, routines, engineering specifications, technical manuals and data, drawings, inventions, know-how, techniques, engineering work papers, and programmer's notes, which are necessary to, used in, or derived from the Business of JFAX.

     "Person" shall mean an individual, corporation, partnership, trust or unincorporated organization or Governmental Entity.

     "Products" shall mean the software products owned, licensed, or under development by JFAX, including without limitation any and all source and object codes, binaries, interfaces for third party databases, supplements, modifications, ports to hardware platforms, updates, corrections and enhancements to past and current versions of such products, shipping versions of such products and versions of such products currently under development, in each case as existing as of the date hereof or the Closing Date; and any and all English and foreign language versions of past and current versions of such products, shipping versions of such products and versions of such products currently under development, and any and all related back-up tapes and archived tapes.

     "publicly traded" shall mean that the common stock of JFAX is publicly traded on a national securities exchange or on NASDAQ and that JFAX is a reporting company under the Securities Exchange Act of 1934, as amended.

     "Subsidiary" or "subsidiary" shall mean those direct and indirect majority-owned subsidiary corporations or other entities of the referenced Person.

     "Tools" shall mean the software design and development tools and scripts, and modifications and additions to such tools and scripts of JFAX which were or are used in the development, operation or maintenance of its Business, including without limitation any and all source and object codes, binaries, supplements, modifications, updates, corrections and enhancements to past and current versions of such tools and scripts and versions of such tools and scripts under development, and any and all related back-up tapes and archived tapes, in each case as existing as of the date hereof or the Closing Date.

     SECTION 10.2  Certain Other Defined Terms.
                   ---------------------------

Term                               Defined in Section
----                               ------------------

Agreement                          Preamble
Assets                             Section 2.1
Borrower                           Preamble
Business                           Section 2.1
Buyer                              Preamble
Buyer Indemnitees                  Section 8.2
Closing                            Section 1.5
Closing Date                       Section 1.5
Consulting Agreement               Section 1.4, Exhibit B
Effective Date                     Preamble
Indemnified Party                  Section 8.4(a)
Indemnifying Party                 Section 8.4(a)
JFAX                               Preamble
JFAX common stock                  Section 2.7(a)
Liens                              Section 2.6(b)
Loss                               Section 8.2
Modules                            Section 2.6(a)
Muller                             Preamble
Note                               Section 1.2
Note Agreement                     Section 1.4, Exhibit A
Orchard L.L.C.                     Preamble
Registration Rights Agreement      Section 1.2
Rieley                             Preamble
Ressler                            Preamble
Rights                             Section 2.7(b)
Securities                         Section 2.10(c)
Securities Act                     Section 2.10(c)
Seller                             Preamble
Seller Disclosure Schedule         Article II
Seller Indemnitees                 Section 8.3
Services                           Section 2.6(a)
Shares                             Section 1.1
Software or software               Section 2.6(a)
Transferor                         Section 5.1

                                  ARTICLE XI

                         GENERAL TERMS AND CONDITIONS

     SECTION 11.1  Notices.  Every notice or other communication required or
                   -------
contemplated by this Agreement by either party shall be delivered by (i) personal delivery, (ii) postage prepaid, return receipt requested, registered or certified mail (airmail if available), or the equivalent of registered or certified mail under the laws of the country where mailed, (iii) internationally recognized express courier, such as Federal Express, UPS or DHL, (iv) "tested" telex (a telex for which the proper answer back has been received), or (v) facsimile with a confirmation copy sent simultaneously in the manner contemplated by clauses (i), (ii) or (iii) of this Section 11.1, in each case addressed to the party for whom intended at the following address:

     (1) If to JFAX, Borrower, Muller or Rieley:

                Mr. Jens Muller
                Mr. John F. Rieley
                Boardrush LLC
                JFAX Communications, Inc.
                225 Lafayette Street, Suite 501
                New York, NY 10012
                Facsimile Number:  (212) 253-4321


                With a copy to:

                Curtis, Mallet-Prevost, Colt & Mosle
                101 Park Avenue
                New York, NY  10178
                Attention:  Yves Le Page
                Facsimile Number:  (212) 697-1559

           (2)  If to Buyer:

                Mr. Richard S. Ressler
                Orchard/JFAX Investors, L.L.C.
                c/o Orchard Capital Corp.
                10960 Wilshire Blvd., Suite 500
                Los Angeles, CA 90024
                Facsimile Number:  (310) 201-4351

                With a copy to:

                Sullivan & Cromwell
                444 S. Flower Street
                Los Angeles, California  90071
                Attention:  Frank H. Golay, Jr.
                Facsimile Number:  (213) 683-0457

or at such other address as the intended recipient previously shall have designated by written notice to the other party. Notice by registered or certified mail shall be effective on the date it is officially recorded as delivered to the intended recipient by return receipt or equivalent, and in the absence of such record of delivery, the effective date shall be presumed to have been the sixth (6th) business day after it was deposited in the mail. All notices and other communications required or contemplated by this Agreement to be delivered in person or sent by courier shall be deemed to have been delivered to and received by the addressee and shall be effective on the date of personal delivery; notices delivered by "tested" telex or by facsimile with simultaneous confirmation copy by registered or certified or equivalent mail or courier shall be deemed delivered to and received by the addressee and effective on the date sent. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

     SECTION 11.2  Force Majeure.  No party hereto shall be liable for failure
                   -------------
to perform, in whole or in material part, its obligations under this Agreement if such failure is caused by any event or condition not existing as of the date of this Agreement (unless reasonably foreseeable by such party) and not reasonably within the control of the affected party, including without limitation, by fire, flood, typhoon, earthquake, explosion, strikes, labor troubles or other industrial disturbances, unavoidable accidents, war (declared or undeclared), acts of terrorism, sabotage, embargoes, blockage, acts of Governmental Entities, riots, insurrections, or any other cause beyond the control of the parties; provided, only, that the affected party promptly notifies the other party of the occurrence of the event of force majeure and takes all reasonable steps necessary to resume performance of its obligations so interfered with.

     SECTION 11.3  No Agency.  This Agreement shall not constitute an
                   ---------
appointment of any of the parties hereto as the legal representative or agent of any other party hereto nor shall any party hereto have any right or authority to assume, create or incur in any manner any obligation or other liability of any kind, express or implied, against, or in the name or on behalf of, the other party hereto.

     SECTION 11.4  Severability.  In the event any provision of this Agreement
                   ------------
shall be determined to be invalid or unenforceable under applicable law, all other provisions of this Agreement shall continue in full force and effect unless such invalidity or unenforceability causes substantial deviation from the underlying intent of the parties expressed in this Agreement or unless the invalid or unenforceable provisions comprise an integral part of, or are inseparable from, the remainder of this Agreement. If this Agreement continues in full force and effect as provided above, the parties shall replace the invalid provision with a valid provision which corresponds as far as possible to the spirit and purpose of the invalid provision.

     SECTION 11.5  Assignment and Succession.  Except as expressly permitted
                   -------------------------
herein, no party may assign or otherwise transfer any rights, interests or obligations under this Agreement without the prior written consent of the other party, which consent may be withheld in the sole and absolute discretion of such party for any reason whatsoever or for no reason and any attempted assignment in violation of this provision shall be void and of no effect.

     SECTION 11.6  Amendments and Waivers.  No amendment, modification,
                   ----------------------
termination or waiver of any provision of this Agreement or consent to any departure by any party therefrom, shall in any event be effective without the written concurrence of the other party hereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No notice to or demand on any party in any case shall entitle any other party to any other or further notice or demand in similar or other circumstances.

     SECTION 11.7  Further Assurances.  Each of the parties hereto agrees that,
                   ------------------
from and after the Closing, upon the reasonable request of the other party hereto and without further consideration, such party will execute and deliver to such other party such documents and further assurances and will take such other actions (without cost to such party) as such other party may reasonably request in order to carry out the purpose and intention of this Agreement including but not limited to the effective consummation of the transactions contemplated under the provisions of Article I of this Agreement, and the correction of errors and defects in any such documents.

     SECTION 11.8  Absence of Third-Party Beneficiaries.  No provisions of this
                   ------------------------------------
Agreement, express or implied, are intended or shall be construed to confer upon or give to any Person other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement unless specifically provided otherwise herein, and except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement.

     SECTION 11.9  Governing Law.  THE VALIDITY, CONSTRUCTION, PERFORMANCE AND
                   -------------
ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

     SECTION 11.10  Interpretation.  This Agreement, including any exhibits,
                    --------------
addenda, schedules and amendments, has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement. Each party has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purposes of the parties and this Agreement. THIS AGREEMENT CONTAINS NO IMPLIED REPRESENTATIONS OR WARRANTIES AND, IN PARTICULAR, NEITHER BUYER NOR BORROWER NOR SELLER MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHERS AS TO THE TAX TREATMENT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING WITHOUT LIMITATION UNDER THE CODE OR UNDER APPLICABLE STATE TAX STATUTES. EACH PARTY IS LOOKING SOLELY TO HIS OR ITS OWN FINANCIAL, ACCOUNTING AND LEGAL ADVISERS WITH RESPECT TO THE STRUCTURING OF

THE TRANSACTIONS CONTEMPLATED HEREBY. NOTHING IN THIS PROVISION, HOWEVER, SHALL LIMIT THE EXPRESS REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT.

     SECTION 11.11  Entire Agreement.  The terms of this Agreement and the other
                    ----------------
writings referred to herein and delivered by the parties hereto are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement; provided, however, that the terms of a certain confidentiality letter agreement, dated January 9, 1997, by and between Seller and Buyer shall survive the execution and, if terminated, the termination of this Agreement. The parties acknowledge and agree that this Agreement and exhibits and schedules hereto constitute the agreements necessary to accomplish the transactions contemplated by this Agreement and are parts of an integrated arrangement between the parties with respect to such transactions, and that separate agreements have been used for the sake of convenience.

     SECTION 11.12  Counterparts.  This Agreement may be executed simultaneously
                    ------------
in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     SECTION 11.13  Expenses.  Each of the parties agrees to pay its own
                    --------
expenses in connection with the transactions contemplated by this Agreement, including without limitation legal, consulting, accounting and investment banking fees, whether or not such transactions are consummated; provided, however, that JFAX shall reimburse all costs of Buyer, Muller and Rieley that are directly related to the transactions contemplated by this Agreement, subject to completion of the Closing hereunder.

     SECTION 11.14  Consents.  Whenever this Agreement requires or permits
                    --------
consent by or on behalf of any party hereto, such consent shall be given in writing.

     SECTION 11.15  Headings.  The article and section headings contained in
                    --------
this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered individually or by the duly authorized officers of Seller and Buyer as of the date first above written.


                                         JFAX COMMUNICATIONS, INC.

                                         By: /s/ Jens Muller
                                             -----------------------------------
                                               Name:  Jens Muller
                                               Title: President

                                              /s/ Jens Muller
                                         ---------------------------------------
                                                 JENS MULLER

                                              /s/ John F. Rieley
                                         ---------------------------------------
                                                  JOHN F. RIELEY


                                         BOARDRUSH LLC


                                         By:  /s/ Jens Muller
                                             ___________________________________

                                           Name:  Jens Muller

                                           Title: Manager


                                         ORCHARD/JFAX INVESTORS, L.L.C.

                                         By:  /s/ R.S. Ressler
                                             ___________________________________
                                           Name:  R.S. Ressler
                                           Title: Manager

                                              /s/ Richard Ressler
                                         ---------------------------------------
                                              RICHARD S. RESSLER

                                   SCHEDULES
                                   ---------


Seller Disclosure Schedule

Schedule 2.1                   Certificate of Incorporation and By-laws
Schedule 2.6(a)                Software
Schedule 2.6(c)                Products, Tools, Intellectual Property
Schedule 2.7(b)                Rights
Schedule 2.7(c)                Shareholders and Rightsholders
Schedule 2.11                  Brokers and Finders
Schedule 2.12                  Certain Disclosures